Supplement to MainSail Prospectus
                      Supplement dated May 25, 2006
            to Prospectus dated May 1, 1998 as supplemented


The supplement dated May 24, 2006 in regards to the merger of the Pioneer Small Cap Value II VCT Portfolio - Class I shares into the Pioneer Small Cap Value VCT Portfolio - Class I shares was incorrectly filed for this product. The Pioneer Small Cap Value II VCT Portfolio - Class I shares is not available in this product and therefore the merger does not impact contract holders.